                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------
                                   FORM 8-K/A
                                ---------------

          AMENDMENT TO FORM 8-K AS ORIGINALLY FILED ON AUGUST 21, 1996

 Amendment to Current Report Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934

                August 6, 1996 (Date of earliest event reported)

                     SAFETY COMPONENTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                    0-23938                  33-0596831
     (State or other       (Commission File Number)       (I.R.S. Employer
     jurisdiction of                                     Identification No.)
    incorporation or
      organization)

                   3190 PULLMAN STREET COSTA MESA, CALIFORNIA
                    (Address of principal executive offices)

                                     92626
                                   (Zip Code)

       Registrant's telephone number, including area code (714) 662-7756

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements

   Exhibit 1:

   Calendar Year:
   Phoenix AG's Airbag Division
      Report of Independent Accountants
      Balance Sheet as of December 31, 1995
      Statement of Operations and Retained (Deficit) Earnings for the Year Ended December 31, 1995
      Cash Flow Statement for the Year Ended December 31, 1995
      Notes to the accounts

   Exhibit 2:

   Interim:
   Phoenix Airbag GmbH
      Report of Independent Accountants
      Balance Sheet as of August 5, 1996
      Statement of Operations for the Period from January 1, 1996 through August 5, 1996
      Statement of Cash Flows for the Period from January 1, 1996 through August 5, 1996
      Notes to the Financial Statements

(b) Pro Forma Unaudited Financial Information

  The unaudited pro forma condensed combined balance sheets and statements of operations of Safety Components International, Inc. (Safety Components) and Phoenix Airbag, GmbH (Phoenix Airbag) as of and for the three months ended June 30, 1996 and as of and for the most recent fiscal year ended March 31, 1996, reflect adjustments as if the acquisition of Phoenix Airbag had occurred on April 1, 1995, the beginning of Safety Components' 1996 fiscal year. The purchase is being accounted for using the purchase method.

  The financial statements of Safety Components are based on its fiscal year ending March 31. The financial statements of Phoenix Airbag are based on a calendar year basis. In order to present the unaudited pro forma condensed combined financial statements based on Safety Components' fiscal year ended March 31, 1996, Phoenix Airbag's quarterly results for its calendar quarter ended March 31, 1995 are being excluded, while the quarterly results for its calendar quarter ended March 31, 1996 are being included for the conversion of Phoenix Airbag's calendar 1995 financial statements to Safety Components' fiscal year end. For the three months ended June 30, 1996, Phoenix Airbag's quarterly results for the second quarter of calendar 1996 are included. In management's opinion, the conversion of Phoenix Airbag's calendar year end statements for the periods being presented is necessary to properly reflect the results of operations for the periods presented in the unaudited pro forma condensed combined financial statements.

  The unaudited pro forma condensed combined financial statements reflect Safety Components' allocation of the purchase price, including transaction costs, of approximately $22.5 million to the assets and liabilities of Phoenix Airbag based upon Safety Components' current estimates of the relative values of the assets acquired and liabilities assumed. The final allocation of the purchase price may vary as additional information is obtained, and accordingly, the ultimate allocations may differ from the allocations used in the unaudited pro forma condensed financial statements.

  The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate historical financial statements and related notes of Phoenix AG's Airbag Division and Phoenix Airbag GmbH, appearing in response to Item 7(a) of this current report on Form 8-K and the historical financial statements, related notes and "Management's Discussion and Analysis of Consolidated Financial Condition and Results of Operations" of Safety Components for the year ended March 31, 1996 and for the three month period ended June 30, 1996, previously filed with the Securities and Exchange Commission. The pro forma information is not necessarily indicative of the results that would have been reported had the acquisition actually occurred on the dates specified, nor is it necessarily indicative of the future results of the combined companies.

         SAFETY COMPONENTS INTERNATIONAL, INC. AND PHOENIX AIRBAG GMBH
                                   Unaudited
              Pro Forma Condensed Combined Statement of Operations
                           For the Three Months Ended
                                 June 30, 1996
                             (In 000's except EPS)

                                                           PRO FORMA
                                         SAFETY   PHOENIX ADJUSTMENTS  COMBINED
                                       COMPONENTS AIRBAG    NOTE 2     PRO FORMA
                                       ---------- ------- -----------  ---------
Net sales............................   $16,172   $9,305                $25,477
Cost of sales........................    13,580    6,977       (50)      20,507
                                        -------   ------     -----      -------
  Gross profit.......................     2,592    2,328        50 (e)    4,970
                                        -------   ------     -----      -------
Selling, general and administrative       1,146    1,072       125 (e)    2,343
 expenses............................   -------   ------     -----      -------
Operating income (loss)..............     1,446    1,256      (75)        2,627
Other expense (income)...............        64                              64
Amortization of goodwill.............                          232 (b)      232
Interest income......................        88                (50)          38
Interest expense.....................        98                358 (a)      456
                                        -------   ------     -----      -------
Income (loss) before income taxes....     1,372    1,256      (715)       1,913
Provision (benefit) for US income
 taxes...............................       519               (208)(c)      311
Provision (benefit) for German taxes.                718      (277)(d)      441
                                        -------   ------     -----      -------
  Net income (loss)..................   $   853   $  538     $(230)     $ 1,161
                                        =======   ======     =====      =======
Earnings per common and common          $  0.17                         $  0.23
 equivalent share....................   =======                         =======
Weighted average common and common        5,069                           5,069
 equivalent shares...................   =======                         =======

         SAFETY COMPONENTS INTERNATIONAL, INC. AND PHOENIX AIRBAG GMBH
                                   Unaudited
                   Pro Forma Condensed Combined Balance Sheet
                               For The Year Ended
                                 June 30, 1996
                                   (In 000's)

                                                          PRO FORMA
                                        SAFETY   PHOENIX ADJUSTMENTS   COMBINED
                                      COMPONENTS AIRBAG    NOTE 4      PRO FORMA
                                      ---------- ------- -----------   ---------
ASSETS
Cash and cash equivalents...........   $ 5,461   $ 2,459   $(4,175)(a)  $ 3,745
Accounts receivable.................    15,965     4,072                 20,037
Inventories.........................     5,091     1,467                  6,558
Prepaid expenses....................     2,137        12                  2,149
                                       -------   -------   -------      -------
  Current assets....................    28,654     8,010    (4,175)      32,489
Fixed assets, net of accumulated de-
 preciation.........................    13,958     4,219     4,967 (b)   23,144
Goodwill, net of accumulated amorti-
 zation.............................                   0    11,971 (b)   11,971
Other assets........................     4,525         0     (167) (b)    4,358
                                       -------   -------   -------      -------
  Total Assets......................   $47,137   $12,229   $12,596      $71,962
                                       =======   =======   =======      =======
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable....................   $ 4,969   $   836                $ 5,805
Accrued expenses....................       655     1,651      (208)       2,098
Income taxes payable................               2,268      (277)       1,991
Due to Phoenix AG...................                 559                    559
Current portion of long-term obliga-       734         0     4,250 (c)    4,984
 tions..............................   -------   -------   -------      -------
  Current liabilities...............     6,358     5,314     3,765       15,437
Long-term obligations...............     3,264         0    10,437 (c)   13,701
Other long-term liabilities.........     1,579         0     4,675 (b)    6,254
                                       -------   -------   -------      -------
  Total Liabilities.................    11,201     5,314    18,877       35,392
Stockholders' equity................    35,936     6,915    (6,281)      36,570
                                       -------   -------   -------      -------
  Total Liabilities and stockhold-     $47,137   $12,229   $12,596      $71,962
   ers' equity......................   =======   =======   =======      =======

         SAFETY COMPONENTS INTERNATIONAL, INC. AND PHOENIX AIRBAG GMBH
                                   Unaudited
              Pro Forma Condensed Combined Statement of Operations
                               For the Year Ended
                                 March 31, 1996
                             (In 000's except EPS)

                                                           PRO FORMA    COMBINED
                                         SAFETY   PHOENIX ADJUSTMENTS     PRO
                                       COMPONENTS AIRBAG    NOTE 3       FORMA
                                       ---------- ------- -----------   --------
Net sales............................   $94,942   $33,176               $128,118
Cost of sales........................    81,908    26,519     (200)(e)   108,227
                                        -------   -------   ------      --------
  Gross profit.......................    13,034     6,657      200        19,891
                                        -------   -------   ------      --------
Selling, general and administrative       5,430     3,082      450 (e)     8,962
 expenses............................   -------   -------   ------      --------
Operating income (loss)..............     7,604     3,575     (250)       10,929
Other expense (income)...............      (229)                            (229)
Amortization of goodwill.............                          926 (b)       926
Interest income......................       578               (125)          453
Interest expense.....................       381              1,684 (a)     2,065
                                        -------   -------   ------      --------
Income (loss) before income taxes....     8,030     3,575   (2,985)        8,620
Provision (benefit) for US income
 taxes...............................     3,116               (784)(c)     2,332
Provision (benefit) for German taxes.               2,044   (1,231)(d)       813
                                        -------   -------   ------      --------
  Net income (loss)..................   $ 4,914   $ 1,531   $ (970)     $  5,475
                                        =======   =======   ======      ========
Earnings per common and common equiv-   $  0.99                         $   1.10
 alent share.........................   =======                         ========
Weighted average common and common        4,981                            4,981
 equivalent shares...................   =======                         ========

         SAFETY COMPONENTS INTERNATIONAL, INC. AND PHOENIX AIRBAG GMBH
                                   Unaudited
                   Pro Forma Condensed Combined Balance Sheet
                                 March 31, 1996
                                   (In 000's)

                                                          PRO FORMA
                                        SAFETY   PHOENIX ADJUSTMENTS   COMBINED
                                      COMPONENTS AIRBAG    NOTE 4      PRO FORMA
                                      ---------- ------- -----------   ---------
ASSETS
Cash and cash equivalents...........   $12,033   $ 2,532   $(7,031)(a) $  7,534
Accounts receivable.................    16,614     4,079                 20,693
Inventories.........................     5,315     1,390                  6,705
Prepaid expenses....................       925       209                  1,134
                                       -------   -------   -------     --------
  Current assets....................    34,887     8,210    (7,031)      36,066
Fixed assets, net of accumulated de-
 preciation.........................    12,192     3,545     5,217 (b)   20,954
Goodwill, net of accumulated amorti-
 zation.............................                   0    12,961 (b)   12,961
Other assets........................     2,752         0     1,212 (b)    3,964
                                       -------   -------   -------     --------
  Total Assets......................   $49,831   $11,755   $12,359     $ 73,945
                                       =======   =======   =======     ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable....................   $ 8,066   $ 1,258               $  9,324
Accrued expenses....................     1,057     1,780      (784)       2,053
Income taxes payable................               2,033    (1,231)         802
Due to Phoenix AG...................                 307                    307
Current portion of long-term obliga-       697         0     4,250 (c)    4,947
 tions..............................   -------   -------   -------     --------
  Current liabilities...............     9,820     5,378     2,235       17,433
Long-term obligations...............     3,087         0    11,500 (c)   14,587
Other long-term liabilities.........     1,580         0     4,675 (b)    6,255
                                       -------   -------   -------     --------
  Total Liabilities.................    14,487     5,378    18,410       38,275
Stockholders' equity................    35,344     6,377    (6,051)      35,670
                                       -------   -------   -------     --------
  Total Liabilities and stockhold-     $49,831   $11,755   $12,359     $ 73,945
   ers' equity......................   =======   =======   =======     ========

Note 1. Safety Components and Phoenix Airbag Reporting Periods for the Three Months Ended June 30, 1996 and for the Year Ended March 31, 1996

      The financial statements of Safety Components are based on its fiscal year ending March 31. The financial statements of Phoenix Airbag are based on a calendar year basis. In order to present the unaudited pro forma condensed combined financial statements based on Safety Components fiscal year ended March 31, 1996, Phoenix Airbag's quarterly results for its calendar quarter ended March 31, 1995 are being excluded, while the quarterly results for its calendar quarter ended March 31, 1996 are being included for the conversion of Phoenix Airbag's calendar 1995 Financial Statements to Safety Component's fiscal year end. For the three months ended June 30, 1996, Phoenix Airbag's quarterly results for the second quarter of calendar 1996 are included.

Note 2. Pro Forma Adjustments to the Statement of Operations for the Three Months Ended June 30, 1996

    a) To reflect the increase in interest expense arising from the borrowing of $20 million for the purchase of Phoenix Airbag. Interest is assumed to be at Safety Components effective borrowing rate on the acquisition debt of approximately 9% per annum.

    b) To reflect three months amortization of the acquisition goodwill totaling approximately $14 million, which is being amortized over a fifteen year period. The goodwill amount represents the current estimate of the excess of the purchase price over the relative values of the assets acquired and liabilities assumed.

    c) To reflect the income tax effect of the pro forma adjustments calculated at applicable federal and state statutory rates, resulting in an effective U.S. tax rate of thirty-nine percent.

    d) To reflect the income tax effect of the pro forma adjustments and applicable tax structure as a result of the purchase of Phoenix Airbag calculated at applicable German corporate and local trade tax statutory rates resulting in an effective German tax rate of fifty-seven percent.

    e) To reflect the impact of Safety Components' anticipated changes in operations associated with the overall increase in size of Safety Components' operations worldwide and the implementation of Safety Components' accounting policies and accounting estimates, which differ from the historical results of Phoenix Airbag.

Note 3. Pro Forma Adjustments to the Statement of Operations for the Year Ended March 31, 1996

    a) To reflect the increase in interest expense arising from the borrowing of $20 million for the purchase of Phoenix Airbag, interest is assumed to be at Safety Components effective borrowing rate on the acquisition debt of approximately 9% per annum.

    b) To reflect a year of amortization of the acquisition goodwill totaling approximately $14 million, which is being amortized over a fifteen year period. The goodwill amount represents the current estimate of the excess of the purchase price over the relative values of the assets acquired and liabilities assumed.

    c) To reflect the income tax effect of the pro forma adjustments calculated at applicable federal and state statutory rates, resulting in an effective U.S. tax rate of thirty-nine percent.

    d) To reflect the income tax effect of the pro forma adjustments and applicable tax structure as a result of the purchase of Phoenix Airbag calculated at applicable German corporate and local trade tax statutory rates resulting in an effective German tax rate of fifty-seven percent.

    e) To reflect the impact of Safety Components' anticipated changes in operations associated with the overall increase size of Safety Components' operations worldwide and the implementation of Safety Components' accounting policies and accounting estimates, which differ from the historical results of Phoenix Airbag.

Note 4. Pro Forma Adjustments for the Balance Sheet as of June 30, 1996 and as of March 31, 1996

    a) To reflect the cash impact of the transactions, which are primarily associated with debt service, taxation and anticipated changes in operations.

    b) To reflect purchase method of accounting for the acquisition of Phoenix Airbag by Safety Components.

    c) To reflect the appropriate debt associated with the acquisition of Phoenix Airbag by Safety Components.